Exhibit 21

                       Subsidiaries of The AES Corporation
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     Subsidiary Name                                                         Jurisdiction or Incorporation
     ---------------                                                         -----------------------------
     AES - MS Pty Ltd.                                                       Australia
     AES Acquisition Co. Ltd.                                                Bermuda
     AES Alamitos, L.L.C.                                                    Delaware
     AES Allegheny, Inc.                                                     Delaware
     AES America's Holdings, Inc.                                            Delaware
     AES Americas International Holdings, Limited                            Bermuda
     AES Americas Investments, Inc.                                          Delaware
     AES Argentina Operations, Ltd.                                          Cayman Islands
     AES Argentina, Inc.                                                     Delaware
     AES Australia Holding B.V.                                              Netherlands
     AES Australian Energy Finance Pty Limited                               Australia
     AES Balboa, Inc.                                                        Delaware
     AES Bandeirante, Ltd.                                                   Cayman Islands
     AES Barry Operations Ltd.                                               United Kingdom
     AES Barry, Ltd.                                                         United Kingdom
     AES Beaver Valley, Inc.                                                 Delaware
     AES Borsodi Avamtermelo Kft                                             Hungary
     AES Brasil Ltda.                                                        Brazil
     AES Brazil Holdings, Inc.                                               Delaware
     AES Brazil International Holdings, Limited                              Bermuda
     AES Bucks County, Inc.                                                  Delaware
     AES California Management Co., Inc.                                     Delaware
     AES Campos Novos Inc.                                                   Cayman Islands
     AES Canada, Inc.                                                        Delaware
     AES Caribbean Holdings, Inc.                                            Delaware
     AES Caribbean Services, Inc.                                            Delaware
     AES Cayman Guaiba, Ltd.                                                 Cayman Islands
     AES Cayman I                                                            Cayman Islands
     AES Cayman II                                                           Cayman Islands
     AES Cayman Islands Holdings, Ltd.                                       Cayman Islands
     AES Cayman Pampas, Ltd.                                                 Cayman Islands
     AES Cemig Empreendimentos Inc.                                          Cayman Islands
     AES Cemig Funding Corporation                                           Delaware
     AES Cemig Holdings, Inc.                                                Delaware
     AES Chigen Company (L) Limited                                          Malaysia
     AES China Generating Co. Ltd.                                           Bermuda
     AES Connecticut Management, Inc.                                        Delaware
     AES Constructors, Inc.                                                  Delaware
     AES Coral Reef, LLC                                                     Cayman Islands
     AES Deepwater, Inc.                                                     Delaware
     AES Distribucion Dominicana, Ltd.                                       Cayman Islands
     AES Dominican Holdings, Inc.                                            Delaware
     AES El Salvador, Ltd.                                                   Cayman Islands
     AES Electric Investments, Limited                                       Bermuda
     AES Elsta B.V.                                                          Netherlands
     AES Energen, Ltd.                                                       Cayman Islands
     AES Energy (Asia) Pte Ltd.                                              Singapore
     AES Energy Canada, Inc.                                                 Canada
     AES Energy Mexico, Inc.                                                 Delaware
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     AES Energy of Colombia, Inc.                                            Delaware
     AES Energy, Ltd.                                                        Bermuda
     AES Engineering, Inc.                                                   Cayman Islands
     AES Europe S.A.                                                         France
     AES Forca, Ltd.                                                         Cayman Islands
     AES FSC Corporation                                                     Barbados
     AES Gas Power, Inc.                                                     Delaware
     AES Global Power Holdings, B.V.                                         Netherlands
     AES GPH, L.L.C.                                                         Delaware
     AES Guaiba Empreedementos Ltda.                                         Brazil
     AES Guaiba II Empreedementos Ltda.                                      Brazil
     AES Harriman Cove, Inc.                                                 Delaware
     AES Hawaii Management Company, Inc.                                     Delaware
     AES Hawaii, Inc.                                                        Delaware
     AES Hazleton, Inc.                                                      Delaware
     AES HGP, Inc.                                                           Delaware
     AES HLP, Inc.                                                           Delaware
     AES Holdings Limited                                                    Cayman Islands
     AES Hungary Limited                                                     United Kingdom
     AES Intercon II, Ltd.                                                   Cayman Islands
     AES Intercon, Ltd.                                                      Cayman Islands
     AES Interenergy, Ltd.                                                   Cayman Islands
     AES International Development, Ltd.                                     Cayman Islands
     AES International Holdings II, Ltd.                                     British Virgin Islands
     AES International Holdings, Inc.                                        Delaware
     AES International Holdings, Ltd.                                        British Virgin Islands
     AES Investments II, Ltd.                                                Cayman Islands
     AES Investments Limited                                                 Cayman Islands
     AES Jericoacoara Ltda.                                                  Brazil
     AES Joshua Tree, Inc.                                                   Delaware
     AES Juniata, Inc.                                                       Delaware
     AES Kingston, Inc.                                                      Canada
     AES Lal Pir Limited                                                     Pakistan
     AES Las Mareas, Inc.                                                    Delaware
     AES Latin America, Inc.                                                 Delaware
     AES Latrobe Valley, BV                                                  Netherlands
     AES Light II, Inc.                                                      Delaware
     AES Light, Inc.                                                         Delaware
     AES Los Mina Finance Company                                            Cayman Islands
     AES Los Mina Holdings, Inc.                                             Delaware
     AES Mayan Holdings, S. de R.L. de C.V.                                  Mexico
     AES Medway Electric Limited                                             United Kingdom
     AES Medway Operations Limited                                           United Kingdom
     AES Merida B.V.                                                         Netherlands
     AES Merida III, S. de R. L. de C. V.                                    Mexico
     AES Merida Management Services, S. de R.L. de C.V.                      Mexico
     AES Merida Operations                                                   Cayman Islands
     AES Mexico Development, S. de R.L. de C.V.                              Mexico
     AES Mexico Farms, Inc.                                                  Delaware
     AES Miskolc, Inc.                                                       Delaware
     AES Monterey, Inc.                                                      Delaware
     AES Mt. Stuart B.V.                                                     Netherlands
     AES Ocean Springs, Ltd.                                                 Cayman Islands
     AES Oklahoma Management Co., Inc.                                       Delaware
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     AES Orissa Operations Private Limited                                   India
     AES Pak Gen (Pvt) Company                                               Pakistan
     AES Pak Gen Holdings, Inc.                                              Mauritius
     AES Pakistan (Holdings) Limited                                         United Kingdom
     AES Pakistan (Pvt) Ltd.                                                 Pakistan
     AES Pakistan Holdings                                                   Mauritius
     AES Pakistan Operations, Ltd.                                           Delaware
     AES Partington Ltd.                                                     United Kingdom
     AES Pasadena, Inc.                                                      Delaware
     AES Piedmont II, Inc.                                                   Delaware
     AES Piedmont, Inc.                                                      Delaware
     AES Placerita, Inc.                                                     Delaware
     AES Power North, Inc.                                                   Delaware
     AES Power, Inc.                                                         Delaware
     AES Prachinburi Holdings B.V.                                           Netherlands
     AES Rio Diamante, Inc.                                                  Delaware
     AES Rio Ozama Holdings, Ltd.                                            Cayman Islands
     AES Riverside, Inc.                                                     Delaware
     AES San Nicolas, Inc.                                                   Delaware
     AES Shady Point, Inc.                                                   Delaware
     AES Silk Road Ltd.                                                      United Kingdom
     AES Silk Road, Inc.                                                     Delaware
     AES South City, L.L.C.                                                  Delaware
     AES ST Ekibastuz, LLP                                                   Kazakhstan
     Companhia Centro-Oeste de Distribuicao de Energia Eletrica (D.B.A.
     "AES Sul")                                                              Brazil
     AES Sul Distribuidora Gaucha de Energia S.A.                            Brazil
     AES Summit Generation Ltd.                                              United Kingdom
     AES Suntree Power Ltd.                                                  Ireland
     AES Terneuzen Engineering B.V.                                          Netherlands
     AES Terneuzen Management Services B.V.                                  Netherlands
     AES Thames, Inc.                                                        Delaware
     AES Transpower, Inc.                                                    Delaware
     AES Transpower, Inc.                                                    Mauritius
     AES Treasure Cove, Ltd.                                                 Cayman Islands
     AES Trust I                                                             Delaware
     AES Trust II                                                            Delaware
     AES Turbine Equipment, Inc.                                             Delaware
     AES Tyneside Ltd.                                                       United Kingdom
     AES UK Energy Holdings Ltd.                                             United Kingdom
     AES UK Holdings, Ltd.                                                   United Kingdom
     AES Victoria Holdings BV                                                Netherlands
     AES Victoria Partners B.V.                                              Netherlands
     AES Warrior Run, Inc.                                                   Delaware
     AES Western Maryland Management Co., Inc.                               Delaware
     AES WR Limited Partnership                                              Delaware
     AES Yucatan, S. de R.L. de C.V.                                         Mexico
     AES/Sonat Adelanto, Inc.                                                Delaware
     AES/Sonat Power, L.L.C.                                                 Virginia
     AESEBA Funding Corporation                                              Delaware
     AESEBA S.A.                                                             Argentina
     Altai Power LLP                                                         Kazakhstan
     Anhui Liyuan - AES Power Co., Ltd.                                      China
     Australian Power Holdings                                               Netherlands
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     Australian Power Partners B.V.                                          Netherlands
     Bitacora B.V.                                                           Netherlands
     Borsod Energetikia, Kft.                                                Hungary
     BV Partners                                                             Delaware
     Cavanal Minerals, Inc.                                                  Delaware
     Central Termica San Nicolas S.A.                                        Argentina
     Cloghan Limited                                                         Northern Ireland
     Cloghan Point Holdings Limited                                          Northern Ireland
     CMS Generation San Nicolas Company                                      Michigan
     Coal Creek Minerals, Inc.                                               Delaware
     DOC Dominicana, S.A.                                                    Dominican Republic
     DOC Guatemala S.A.                                                      Guatemala
     Dominican Power Metering, Ltd.                                          Cayman Islands
     Dominican Power Partners LDC                                            Cayman Islands
     Emerald Power Holdings C.V.                                             Netherlands
     Empresa Distribuidora de Energia Norte S.A.                             Argentina
     Empresa Distribuidora de Energia Sur S.A.                               Argentina
     European Power Holdings B.V.                                            Netherlands
     Gippsland                                                               Australia
     Global Power Holdings CV                                                Netherlands
     Hazelwood Finance Limited Partnership                                   Australia
     Hefei Zhongli Energy Co. Ltd.                                           China
     Hidroelectrica Rio Juramento S.A.                                       Argentina
     Hidrotermica San Juan S.A.                                              Argentina
     Hunan Xiangci-AES Hydro Power Company Ltd.                              China
     Indian Queens Power Ltd.                                                United Kingdom
     Inversora AES Americas S.A.                                             Argentina
     Inversora de San Nicolas S.A.                                           Argentina
     Jiaozuo Wan Fang Power Company Ltd.                                     China
     Kingston Cogen Limited Partnership                                      Canada
     Kingston Northern Lights, Inc.                                          Canada
     Kingston Power Partners, Inc.                                           Canada
     Kokomo Holdings Ltd.                                                    Cayman Islands
     Loy Yang Finance Corporation Pty Ltd                                    Australia
     Morwell                                                                 Australia
     Mountain Minerals, Inc.                                                 Delaware
     Mt. Stuart General Partnership                                          Australia
     Nogradszen Kft                                                          Hungary
     Northern/AES Energy, LLC                                                Minnesota
     Placerita Oil Co., Inc.                                                 Delaware
     Sichuan Fuling Aixi Power Company Ltd.                                  China
     Tau Power Holdings BV                                                   Netherlands
     Terneuzen Cogen B.V.                                                    Netherlands
     Tisza  Eromu Rt.                                                        Hungary
     Twin Rivers Power, Inc.                                                 Delaware
     UK Asset Management Services, Ltd.                                      United Kingdom
     UK Energy Holdings Limited                                              United Kingdom
     UK Power Finance Ltd                                                    United Kingdom
     Wuxi AES CAREC Gas Turbine Power Company Limited                        China
     Wuxi AES Zhong Hang Power Company Limited                               China
     Zarnowicka Elektrownia Gazowa S.A.                                      Poland
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